EXHIBIT 99.2

                                  $621,103,000
                                (Approximate) (1)
                                 GSAMP 2004-SEA2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)

------------------------------------------------------------------------------------------------------------------------------------
                 Approximate Initial                                   Initial                          Principal
                      Principal        Certificate      Credit       Pass-Through-   Average Life        Payment         S&P/Moody's
  Certificates     Balance (1) (2)        Type        Support (7)      Rate (3)        (yrs)(4)       Window (4) (5)       Ratings
------------------------------------------------------------------------------------------------------------------------------------
       A-1            $476,696,000         Sr            23.75%      LIBOR + [ ]%        1.97         07/04 - 01/11      [AAA/Aaa]
     A-IO(8)       Notional Amount         Sr             N/A          5.00%(6)          N/A               N/A           [AAA/Aaa]
       M-1             $46,583,000         Mez           16.25%      LIBOR + [ ]%        4.84         02/08 - 01/11      [AAA/Aa2]
       M-2             $43,477,000         Mez           9.25%       LIBOR + [ ]%        4.62         10/07 - 01/11      [AA+/A2]
       M-3             $15,528,000         Mez           6.75%       LIBOR + [ ]%        4.54         09/07 - 01/11       [AA/A3]
       M-4             $10,869,000         Sub           5.00%       LIBOR + [ ]%        4.52         08/07 - 01/11      [A/Baa1]
       M-5              $9,938,000         Sub           3.40%       LIBOR + [ ]%        4.50         08/07 - 01/11      [A-/Baa2]
       B-1             $11,801,000         Sub           1.50%       LIBOR + [ ]%        4.40         07/07 - 01/11     [BBB+/Baa3]
       B-2              $6,211,000         Sub           0.50%       LIBOR + [ ]%        3.58         07/07 - 08/09     [BBB-/Ba1]
  Total               $621,103,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Principal Certificates are calculated using the actual principal balances of the Mortgage Loans as of the Cut-Off Date and will be subject to an upward or downward variance of no more than approximately 5%.

(2) The initial notional amount of the Class A-IO Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2033.

(6) The Class A-IO Certificates pay interest only based on a notional amount. The notional amount will decrease over time according to a schedule described under "Class A-IO Notional Amounts" below. Interest on the Class A-IO Certificates will be paid at a rate of 5.00% based on the Class A-IO Notional Amount, subject to a cap as described below.

(7)   Credit support including target overcollateralization of 0.50%

(8)   See Appendix B.


Selected Mortgage Pool Data  (7)

    ----------------------------------------------------------------------
                                                             Aggregate
    ----------------------------------------------------------------------
     Aggregate Actual Principal Balance:                     $621,103,282
     Number of Mortgage Loans:                                      8,226
     Average Actual Principal Balance:                            $75,505
     Weighted Average Gross Coupon:                                9.729%
     Weighted Average Net Coupon(8):                               9.129%
     Weighted Average Current FICO Score(9):                          577
     % First Lien Loans:                                           99.53%
     Weighted Average Original LTV Ratio(10):                      92.42%
     Weighted Average Current LTV Ratio(10)                        89.06%
     Weighted Average Stated Remaining Term (months):                 136
     Weighted Average Seasoning (months):                              53
     % Primary Occupancy Loans:                                    99.97%
     % Single Family Loans:                                        99.95%
     State with highest representation:                        OH: 23.01%
    ----------------------------------------------------------------------

(9) All percentages calculated herein are percentages of actual principal balance as of the Cut-off Date unless otherwise noted.

(10) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee rate.

(11)  Represents the latest available FICO score.

(12) Calculated using original appraisal value and the original principal balance of the loan for OLTV and the current principal balance of the loan for CLTV.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Bank One, N.A. ("Bank One").

o Credit support for the Certificates will be provided through a senior/subordinate structure, target overcollateralization of 0.50% and excess spread.

o     The Mortgage Loans will be serviced by Ocwen Federal Bank FSB ("Ocwen").

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $599,397,604, a strike rate of 1-month LIBOR equal to 8.00% and a term of 59 months. (See Appendix A for Interest Rate Cap details).

o The transaction will be modeled on INTEX as "GSA04SE2" and on Bloomberg as "GSAMP 04 SEA2".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table

Expected Closing Date:

                              June 29, 2004

Cut-off Date:                 June 1, 2004

Expected Pricing Date:        On or before June 18, 2004

First Distribution Date:      July 26, 2004


Key Terms

Offered Certificates:         Class A-1, A-IO, M-1, M-2, M-3, M-4, M-5, B-1, and
                              B-2 Certificates

Principal Certificates:
                              The Offered Certificates, other than the Class A-IO Certificates

Class A Principal
Certificates:                 Class A-1 Certificates

Class M Certificates:         Class M-1, M-2, M-3, M-4 and M-5 Certificates

Class B Certificates:         Class B-1 and B-2 Certificates

Floating Rate Certificates:   Class A-1, M-1, M-2, M-3, M-4, M-5, B-1, and B-2
                              Certificates

Fixed Rate Certificates:      Class A-IO Certificates

Depositor:                    GS Mortgage Securities Corp.

Manager:                      Goldman, Sachs & Co.

Servicer:                     Ocwen Federal Bank FSB.

Hot Back-up Servicer:         JPMorgan Chase

Master Servicer:              JPMorgan Chase

Trustee:                      JPMorgan Chase

Servicing Fee Rate:           55 bps



This material is for your info rmation and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Hot-Back up Servicer
and Trustee Fee Rate:         5 bps

Expense Fee Rate:             60 bps

Distribution Date:            25th day of the month or the following Business
                              Day

Interest Rate Cap Provider:   Goldman Sachs Capital Markets LP. The short-term
                              unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by
                              Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch

Record Date:                  For any Distribution Date, the last Business Day
                              of the accrual period

Delay Days:                   0 day delay on all Floating Rate Certificates, 24
                              day delay on the Fixed Rate Certificates

Day Count:                    Actual/360 basis on all Floating Rate
                              Certificates, 30/360 on the Fixed Rate
                              Certificates

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Interest Accrual Period:      For the Floating Rate Certificates, from the prior
                              Distribution Date to the day prior to the current
                              Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment
Assumptions:                  28% CPR

Mortgage Loans:               The trust will consist of one group of subprime,
                              seasoned fixed rate, first and second lien residential mortgage loans

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                                                       9.7293%
                              Initial Gross WAC(1):

                              Less Fees & Expenses(2):                 0.6000%

                              Net WAC:                                 9.1293%

                              Less Initial Offered
                              Certificate Coupon (Approx.) (3)         3.5638%
                              -------------------------------------------------
                                                                       5.5655%
                              Initial Excess Spread:

                              (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans a well as any changes in day count.

                              (2)   Includes the Expense Fee Rate.

                              (3)   Assumes 1-month LIBOR equal to 1.2112%
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    distribution date based on changes to the weighted average Pass-Through-Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:            Yes as to Interest, subject to recoverability



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:        Except with respect to the July 2004 Distribution
                              Date, Ocwen will pay compensating interest up to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received for that Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Standard & Poor's Ratings Group and Moody's
                              Investors Service, Inc. will rate all the Offered
                              Certificates

Minimum Denomination:         $25,000 with regard to Class A Certificates, and
                              $250,000 with regard to the Class M and B
                              Certificates.

Legal Investment:             It is anticipated that Offered Certificates will
                              not be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              the Class A-1 and Class A-IO Certificates.
                              However, prospective purchasers should consult their own counsel

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Principal Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. Interest on the Class A-IO Certificates will be paid monthly at a rate of 5.00% based on a notional amount, subject to a cap as described herein. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap, (or in the case of the Class A-IO Certificates, the cap described herein), will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (building from an initial level of 0.00%) that does not step-down, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 47.50%.

---------------------------------------------------------------------------------------------------------------
               Class                   Initial Subordination Percentage(1)      Step-Down Date Percentage
---------------------------------------------------------------------------------------------------------------
                 A-1                                 23.75%                                47.50%
---------------------------------------------------------------------------------------------------------------
                 M-1                                 16.25%                                32.50%
---------------------------------------------------------------------------------------------------------------
                 M-2                                  9.25%                                18.50%
---------------------------------------------------------------------------------------------------------------
                 M-3                                  6.75%                                13.50%
---------------------------------------------------------------------------------------------------------------
                 M-4                                  5.00%                                10.00%
---------------------------------------------------------------------------------------------------------------
                 M-5                                  3.40%                                 6.80%
---------------------------------------------------------------------------------------------------------------
                 B-1                                  1.50%                                 3.00%
---------------------------------------------------------------------------------------------------------------
                 B-2                                  0.50%                                 1.00%
---------------------------------------------------------------------------------------------------------------

(1) Includes target overcollateralization percentage.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50% of the prior period's Class M-1 Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
                                      3.500% for the first month, plus an additional 1/12th of 1.000% for each
        July 2007 - June 2008               month thereafter (e.g., approximately 3.583% in August 2007)
----------------------------------------------------------------------------------------------------------------
                                      4.500% for the first month, plus an additional 1/12th of 0.750% for each
        July 2008 - June 2009               month thereafter (e.g., approximately 4.563% in August 2008)
----------------------------------------------------------------------------------------------------------------
                                      5.250% for the first month, plus an additional 1/12th of 0.250% for each
        July 2009 - June 2010               month thereafter (e.g., approximately 5.271% in August 2009)
----------------------------------------------------------------------------------------------------------------
       July 2010 and thereafter                                        5.500%
----------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through-Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through-Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through-Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through-Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through-Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through-Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through-Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through-Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-IO Pass-Through-Rate. The Class A-IO Certificates will accrue interest at a fixed rate equal to the lesser of (i) 5.00% and (ii) the Class A-IO Net WAC Cap. The Class A-IO Certificates will accrue interest for each Interest Accrual Period related to a Distribution Date prior to the Distribution Date in June 2006, thereafter the Class A-IO Certificates will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO Pass-Through Rate multiplied by a fraction the numerator of which is the Class A-IO Notional Amount for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Class A-IO Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Principal Certificates Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Class A-IO Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on the Class A-IO Certificates on the Class A-IO Certificates Pass-Through Rate (without regard to the Class A-IO Net WAC Cap) over interest due on such Certificate at a rate equal to the Class A-IO Net WAC Cap; (ii) any Class A-IO Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO Pass-Through Rate (without regard to the Class A-IO Net WAC Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

         (i)      Concurrently,

               (A) to the Class A-1 Certificates, their Accrued Certificate
            Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates

               (B) to the Class A-IO Certificates, their Accured Certificate
            Interest and any unpaid Accured Certificate Interest from prior Distribution Dates

         (ii) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

         (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero,

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(d) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) (b) and (c) will be distributed in the following order of priority:

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(c) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(d) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(e) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(f) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(g) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(h) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

         (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

         (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

         (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

         (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

         (v) to the Class M-5 Certificates, their unpaid interest shortfall amount,

         (vi) to the Class B-1 Certificates, their unpaid interest shortfall amount,

         (vii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

         (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates and Class A-IO Basis Risk Carry Forward Amount to the Class A-IO Certificates,

         (ix) sequentially, to Class M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

         (x) also, from any available Interest Rate Cap payments, sequentially to the Class A-1, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-IO Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-IO Notional Amount for the related period at the Class A-IO Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

         (ii) the principal portion of all partial and full prepayments received during the related Prepayment Period,

         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Expense Fee Rate) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A-1 Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 52.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class A-IO Price Yield Table

o      The Pricing Prepayment Assumptions (as defined on page 3)

o      Modified Duration of 0.71

                 Price (%)                               Yield (%)
     ----------------------------------      ----------------------------------
                  4.64438                                  4.0517
                  4.65188                                  3.8400
                  4.65938                                  3.6290
                  4.66688                                  3.4186
                  4.67438                                  3.2090
                  4.68188                                  3.0000
                  4.68938                                  2.7918
                  4.69688                                  2.5841
                  4.70438                                  2.3772
                  4.71188                                  2.1709
                  4.71938                                  1.9652



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1 month Forward LIBOR curves (as of close on June 10, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par; B-2 at 93.65174

------------------------------------------------------------------------------------------------------------------------
                                           First Dollar of Loss             LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                   35.70                      36.31                      38.54
                  Yield (%)                                4.3627                     3.7884                     0.0196
                  WAL                                        3.24                       3.16                       3.05
                  Modified Duration                          3.03                       2.97                       2.94
                  Principal Window                  Sep07 - Sep07              Aug07 - Aug07              Jul07 - Jul07
                  Principal Writedown            6,838.09 (0.01%)         853,427.03 (1.83%)      6,142,544.36 (13.19%)
                  Total Collat Loss       123,943,359.88 (19.96%)    124,441,493.35 (20.04%)    128,908,268.37 (20.75%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                   20.22                      20.96                      23.02
                  Yield (%)                                5.3610                     4.1358                     0.0142
                  WAL                                        4.24                       4.15                       3.87
                  Modified Duration                          3.81                       3.76                       3.68
                  Principal Window                  Sep08 - Sep08              Aug08 - Aug08              Jun08 - Jun08
                  Principal Writedown           35,679.83 (0.08%)       2,387,378.98 (5.49%)      8,987,603.17 (20.67%)
                  Total Collat Loss        87,352,971.07 (14.06%)     89,324,370.32 (14.38%)     94,934,306.14 (15.28%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                   15.94                      16.22                      16.98
                  Yield (%)                                5.7311                     4.2541                     0.0082
                  WAL                                        4.57                       4.56                       4.39
                  Modified Duration                          4.04                       4.05                       4.04
                  Principal Window                  Jan09 - Jan09              Jan09 - Jan09              Dec08 - Dec08
                  Principal Writedown           39,919.67 (0.26%)       1,196,559.14 (7.71%)      3,968,870.29 (25.56%)
                  Total Collat Loss        73,754,702.67 (11.87%)     74,821,983.45 (12.05%)     77,239,414.45 (12.44%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class M-4     CDR (%)                                   13.19                      13.45                      13.98
                  Yield (%)                                6.3270                     4.3673                     0.0780
                  WAL                                        4.82                       4.81                       4.62
                  Modified Duration                          4.16                       4.18                       4.16
                  Principal Window                  Apr09 - Apr09              Apr09 - Apr09              Mar09 - Mar09
                  Principal Writedown           15,825.48 (0.15%)      1,154,092.63 (10.62%)      3,183,582.44 (29.29%)
                  Total Collat Loss        64,013,589.35 (10.31%)     65,080,036.38 (10.48%)     66,865,867.02 (10.77%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class M-5     CDR (%)                                   10.82                      11.10                      11.57
                  Yield (%)                                6.7194                     4.4337                     0.0938
                  WAL                                        5.07                       5.05                       4.83
                  Modified Duration                          4.30                       4.32                       4.30
                  Principal Window                  Jul09 - Jul09              Jul09 - Jul09              Jun09 - Jun09
                  Principal Writedown              571.93 (0.01%)      1,279,889.50 (12.88%)      3,209,645.45 (32.30%)
                  Total Collat Loss         54,879,815.29 (8.84%)      56,108,475.59 (9.03%)      57,850,753.11 (9.31%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                    8.16                       8.77                       9.22
                  Yield (%)                                8.2889                     4.4380                     0.0570
                  WAL                                        5.41                       5.20                       4.93
                  Modified Duration                          4.33                       4.29                       4.31
                  Principal Window                  Nov09 - Nov09              Oct09 - Oct09              Oct09 - Oct09
                  Principal Writedown            5,261.65 (0.04%)      2,596,514.76 (22.00%)      4,817,888.14 (40.83%)
                  Total Collat Loss         43,662,486.49 (7.03%)      46,332,468.98 (7.46%)      48,430,161.49 (7.80%)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                    6.15                       7.05                       7.40
                  Yield (%)                                9.7738                     4.5256                     0.0384
                  WAL                                        5.66                       5.41                       5.11
                  Modified Duration                          4.41                       4.37                       4.32
                  Principal Window                  Feb10 - Feb10              Jan10 - Jan10              Dec09 - Dec09
                  Principal Writedown           13,556.22 (0.22%)      1,909,416.09 (30.74%)      3,034,404.61 (48.86%)
                  Total Collat Loss         34,281,232.83 (5.52%)      38,643,615.31 (6.22%)      40,184,532.27 (6.47%)
------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and Effective WAC Cap. The Loan WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


     Distribution                      Effective
         Date        WAC Cap (%)      WAC Cap (%)
     ------------    -----------      -----------
        Jul-04         8.1750           19.7556
        Aug-04         7.3965           19.0217
        Sep-04         6.7588           18.4286
        Oct-04         8.0057           19.7204
        Nov-04         7.0392           18.7990
        Dec-04         7.3009           19.1059
        Jan-05         7.8405           19.6910
        Feb-05         7.3677           19.2639
        Mar-05         8.1929           20.1350
        Apr-05         7.4316           19.4198
        May-05         7.7113           19.7458
        Jun-05         7.0387           19.1197
        Jul-05         8.6919           20.8197
        Aug-05         7.8725           20.0471
        Sep-05         7.6470           19.8688
        Oct-05         8.4603           20.7295
        Nov-05         7.9348           20.2515
        Dec-05         7.7061           20.0706
        Jan-06         8.8314           21.2439
        Feb-06         7.7729           20.2336
        Mar-06         9.1746           21.6838
        Apr-06         8.8713           21.4291
        May-06         8.5878           21.1945
        Jun-06         8.0624           20.7182
        Jul-06         9.4467           22.1518
        Aug-06         8.8373           21.5920
        Sep-06         8.8374           21.6418
        Oct-06         9.1321           21.9865
        Nov-06         8.3020           21.2067
        Dec-06         9.4472           22.4024
        Jan-07         9.1324           22.1383
        Feb-07         8.5618           21.6185
        Mar-07         9.7850           22.8929
        Apr-07         9.1328           22.2921
        May-07         9.1329           22.3438
        Jun-07         8.8384           22.1012
        Jul-07         9.1331           22.4480
        Aug-07         8.3029           21.6702
        Sep-07         9.4483           22.8682
        Oct-07         9.1335           22.6062
        Nov-07         8.5627           22.0886
        Dec-07         9.1337           22.7129
        Jan-08         9.1338           22.7666
        Feb-08         8.8393           22.5259
        Mar-08         9.4490           23.1897
        Apr-08         8.8395           22.6346
        May-08         8.5634           22.4130
        Jun-08         9.4494           23.3539
        Jul-08         9.1345           23.0942
        Aug-08         8.8400           22.8550
        Sep-08         8.8401           22.9107
        Oct-08         8.5640           22.6905
        Nov-08         9.4500           23.6327
        Dec-08         8.8405           23.0796
        Jan-09         8.8406           23.1364
        Feb-09         9.1354           23.4882
        Mar-09         9.7880           24.1981
        Apr-09         8.3051           22.7727
       *May-09         9.4508           23.9762
        Jun-09         9.1359            9.1359
        Jul-09         8.5650            8.5650
        Aug-09         9.4512            9.4512
        Sep-09         8.8415            8.8415
        Oct-09         8.8417            8.8417
        Nov-09         9.1365            9.1365
        Dec-09         8.3060            8.3060
        Jan-10         9.7894            9.7894
        Feb-10         8.8422            8.8422
        Mar-10         9.7897            9.7897
        Apr-10         8.5661            8.5661
        May-10         9.4524            9.4524
        Jun-10         8.8427            8.8427
        Jul-10         8.8428            8.8428
        Aug-10         9.1377            9.1377
        Sep-10         8.3071            8.3071
        Oct-10         9.7907            9.7907
        Nov-10         8.5670            8.5670
        Dec-10         8.8434            8.8434
        Jan-11         9.4535            9.4535
        Feb-11         8.8437            8.8437
        Mar-11         9.7914            9.7914
        Apr-11         8.8440            8.8440
        May-11         9.1389            9.1389
        Jun-11         8.3082            8.3082
        Jul-11         9.7920            9.7920
        Aug-11         8.8445            8.8445
        Sep-11         8.5682            8.5682
        Oct-11         9.4548            9.4548
        Nov-11         8.8449            8.8449
        Dec-11         8.5686            8.5686
        Jan-12         9.4552            9.4552
        Feb-12         8.3092            8.3092
        Mar-12         9.7932            9.7932
        Apr-12         9.1404            9.1404
        May-12         9.1406            9.1406
        Jun-12         8.8459            8.8459
        Jul-12         9.1409            9.1409
        Aug-12         8.3100            8.3100
        Sep-12         9.4564            9.4564
        Oct-12         9.1413            9.1413
        Nov-12         8.5701            8.5701
        Dec-12         9.1416            9.1416
        Jan-13         9.1418            9.1418
        Feb-13         8.9431            8.9431
        Mar-13         9.9016            9.9016
        Apr-13         8.9436            8.9436
        May-13         8.4019            8.4019
        Jun-13         9.9025            9.9025
        Jul-13         9.3940            9.3940
        Aug-13         8.8075            8.8075
        Sep-13         9.3954            9.3954
        Oct-13         9.3961            9.3961
        Nov-13         9.0937            9.0937
        Dec-13         9.0942            9.0942
        Jan-14         8.8107            8.8107
        Feb-14         9.7229            9.7229
        Mar-14        10.0710           10.0710
        Apr-14         9.0967            9.0967
        May-14         8.8131            8.8131
        Jun-14         9.7257            9.7257

* Represents the final month of the Interest Rate Cap agreement.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                     The Mortgage Loans - All Collateral(1)

Aggregate Actual Principal Balance:                               $621,103,282
Number of Mortgage Loans:                                                8,226
Average Actual Principal Balance:                                      $75,505
Weighted Average Gross Coupon:                                          9.729%
Weighted Average Current FICO Score():                                     577
Weighted Average Original LTV Ratio(2):                                 92.42%
Weighted Average Current LTV Ratio(2):                                  89.06%
Weighted Average Stated Remaining Term (months):                           136
Weighted Average Seasoning (months):                                        53

(1) All percentages calculated herein are percentages of actual principal balance as of the Cut-Off Date unless otherwise noted.

(2)   Represents the latest available FICO score.

(3) Calculated using original appraisal value and the original principal balance of the loan for OLTV and the current principal balance of the loan for CLTV.


                                        Distribution by Current Principal Balance

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.           Avg.
Current Principal         Number Of     Principal      Principal       Gross         Current    Principal      Original
     Balance                Loans        Balance        Balance        Coupon         FICO       Balance          LTV
-----------------------------------------------------------------------------------------------------------------------
$50,000 & Below             2,169     $75,332,892        12.13%        10.052%          589      $34,732         80.85%
$50,001 - $75,000           2,606     163,527,775        26.33          9.713           578       62,750         91.18
$75,001 - $100,000          1,746     150,159,910        24.18          9.663           578       86,002         94.17
$100,001 - $125,000           834      93,613,247        15.07          9.657           573      112,246         95.61
$125,001 - $150,000           464      63,503,463        10.22          9.733           575      136,861         96.25
$150,001 - $200,000           309      52,100,938         8.39          9.714           568      168,611         96.80
$200,001 - $250,000            85      18,939,821         3.05          9.576           564      222,821         95.30
$250,001 - $300,000             8       2,126,521         0.34          9.266           585      265,815         93.06
$300,001 - $350,000             2         640,945         0.10         10.230           558      320,472         89.52
$350,001 - $400,000             3       1,157,770         0.19          9.005           625      385,923         84.07
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================



                        Weighted
Current Principal         Avg.       Pct. Owner
     Balance           Current LTV    Occupied
------------------------------------------------
$50,000 & Below            74.16%         99.91%
$50,001 - $75,000          87.27         100.00
$75,001 - $100,000         91.34          99.94
$100,001 - $125,000        93.07         100.00
$125,001 - $150,000        93.90         100.00
$150,001 - $200,000        94.99         100.00
$200,001 - $250,000        93.62         100.00
$250,001 - $300,000        91.16         100.00
$300,001 - $350,000        88.42         100.00
$350,001 - $400,000        81.02         100.00
------------------------------------------------
TOTAL                      89.06%         99.97%
================================================


                                              Distribution by Current Rate

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.           Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal      Original
Current Rate                Loans        Balance        Balance        Coupon         FICO        Balance         LTV
-------------------------------------------------------------------------------------------------------------------------
6.99% & Below                  10        $850,154         0.14%         5.762%          564      $85,015         94.60%
7.00- 7.49%                     7         438,523         0.07          7.331           564       62,646         83.52
7.50- 7.99%                   107       8,498,414         1.37          7.853           584       79,424         81.36
8.00- 8.49%                   206      15,693,135         2.53          8.265           593       76,180         85.77
8.50- 8.99%                 1,505     129,840,436        20.90          8.809           583       86,273         93.65
9.00- 9.49%                 1,265      96,248,331        15.50          9.300           580       76,086         93.02
9.50- 9.99%                 2,070     158,472,380        25.51          9.791           575       76,557         91.39
10.00-10.49%                1,093      73,783,407        11.88         10.245           575       67,505         92.79
10.50-10.99%                1,345     106,003,662        17.07         10.700           570       78,813         94.75
11.00-11.49%                  386      20,355,315         3.28         11.206           568       52,734         90.97
11.50-11.99%                  148       8,061,843         1.30         11.655           567       54,472         86.90
12.00-12.49%                   42       1,669,671         0.27         12.216           549       39,754         75.81
12.50-12.99%                   25         787,781         0.13         12.673           574       31,511         81.90
13.00-13.49%                    9         280,326         0.05         13.182           554       31,147         60.27
13.50 & Above                   8         119,904         0.02         13.904           589       14,988         37.06
-------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=========================================================================================================================



                          Weighted
                            Avg.       Pct. Owner
Current Rate            Current LTV     Occupied
-------------------------------------------------
6.99% & Below              89.28%        100.00%
7.00- 7.49%                77.67         100.00
7.50- 7.99%                74.81         100.00
8.00- 8.49%                80.61         100.00
8.50- 8.99%                89.60         100.00
9.00- 9.49%                89.07         100.00
9.50- 9.99%                88.25          99.94
10.00-10.49%               89.78         100.00
10.50-10.99%               92.51         100.00
11.00-11.49%               88.21         100.00
11.50-11.99%               84.82          99.17
12.00-12.49%               73.55         100.00
12.50-12.99%               77.61         100.00
13.00-13.49%               56.74         100.00
13.50 & Above              33.60         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Credit Score

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal                     Current     Principal     Original
Credit Score                Loans        Balance        Balance      Gross Coupon     FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
740 & Above                   120      $7,701,617         1.24%         9.528%          766      $64,180         90.30%
720-739                        90       5,441,563         0.88          9.522           728       60,462         88.53
700-719                       185      12,557,700         2.02          9.498           708       67,879         88.69
680-699                       309      21,474,473         3.46          9.561           689       69,497         91.09
660-679                       462      31,319,635         5.04          9.655           669       67,791         91.26
640-659                       591      41,721,448         6.72          9.692           649       70,595         92.28
620-639                       698      52,004,592         8.37          9.716           629       74,505         92.61
600-619                       742      53,359,477         8.59          9.752           609       71,913         92.13
580-599                       688      54,144,013         8.72          9.732           590       78,698         93.33
560-579                       780      60,720,986         9.78          9.737           569       77,847         93.05
540-559                       847      67,746,008        10.91          9.739           549       79,983         93.29
520-539                       971      76,602,972        12.33          9.729           530       78,891         92.17
500-519                       776      61,959,440         9.98          9.759           510       79,845         93.01
499 & Below                   967      74,349,359        11.97          9.858           480       76,887         92.40
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                          Weighted
                            Avg.       Pct. Owner
Credit Score             Current LTV    Occupied
--------------------------------------------------
740 & Above                85.74%        100.00%
720-739                    82.64         100.00
700-719                    83.69         100.00
680-699                    86.22         100.00
660-679                    86.78         100.00
640-659                    88.01         100.00
620-639                    88.62          99.83
600-619                    88.49         100.00
580-599                    90.18         100.00
560-579                    89.97          99.94
540-559                    90.32         100.00
520-539                    89.34          99.96
500-519                    90.34         100.00
499 & Below                89.80         100.00
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================



                                               Distribution by Lien Status

                                                       Pct. Of                       Weighted                  Weighted
                                                       Pool By                         Avg.        Avg.          Avg.
                         Number Of     Principal       Principal       Gross         Current    Principal      Original
Lien Status                Loans        Balance         Balance        Coupon          FICO      Balance         LTV
-------------------------------------------------------------------------------------------------------------------------
First Liens                 8,111    $618,179,779        99.53%         9.724%          577      $76,215         92.67%
Second Liens                  115       2,923,503         0.47         10.891           586       25,422         41.11
-------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=========================================================================================================================

                         Weighted
                           Avg.        Pct. Owner
Lien Status            Current LTV      Occupied
-------------------------------------------------
First Liens                89.31%         99.97%
Second Liens               36.90         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                               Distribution by Current LTV

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal     Original
Current LTV                 Loans        Balance        Balance        Coupon         FICO        Balance        LTV
------------------------------------------------------------------------------------------------------------------------
40.00% & Below                273      $5,576,671         0.90%        10.152%          602      $20,427         36.10%
40.01 - 50.00%                151       4,787,161         0.77          9.674           599       31,703         54.34
50.01 - 60.00%                241       9,830,016         1.58          9.389           603       40,788         64.66
60.01 - 70.00%                561      27,970,693         4.50          9.479           586       49,859         72.74
70.01 - 80.00%              1,077      64,511,405        10.39          9.475           586       59,899         81.25
80.01 - 85.00%                790      53,896,950         8.68          9.641           581       68,224         87.33
85.01 - 90.00%              1,214      94,541,662        15.22          9.952           570       77,876         91.14
90.01 - 95.00%                968      82,168,507        13.23          9.693           579       84,885         97.06
95.01 - 100.00              2,839     267,262,981        43.03          9.780           574       94,140         99.81
100.01 -105.00%               112      10,557,238         1.70          9.521           560       94,261        100.24
------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
========================================================================================================================


                          Weighted
                            Avg.       Pct. Owner
Current LTV             Current LTV     Occupied
-------------------------------------------------
40.00% & Below             27.04%         99.43%
40.01 - 50.00%             45.39         100.00
50.01 - 60.00%             55.80         100.00
60.01 - 70.00%             65.57         100.00
70.01 - 80.00%             75.97         100.00
80.01 - 85.00%             82.73          99.93
85.01 - 90.00%             88.03         100.00
90.01 - 95.00%             92.68         100.00
95.01 - 100.00             98.07          99.97
100.01 -105.00%           100.22         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                         Distribution by Original LTV(1st Liens)

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal     Original
Original LTV                Loans        Balance        Balance        Coupon         FICO        Balance        LTV
------------------------------------------------------------------------------------------------------------------------
40.00% & Below                197      $4,003,114         0.64%        10.525%          597      $20,320         28.22%
40.01 - 50.00%                 95       2,947,505         0.47          9.785           598       31,026         46.16
50.01 - 60.00%                143       5,352,405         0.86          9.602           598       37,429         55.99
60.01 - 70.00%                372      18,016,091         2.90          9.627           587       48,430         66.48
70.01 - 80.00%                706      41,242,021         6.64          9.397           580       58,416         76.59
80.01 - 85.00%                881      53,207,609         8.57          9.591           584       60,395         83.15
85.01 - 90.00%              1,227      92,424,853        14.88          9.968           570       75,326         88.60
90.01 - 95.00%                664      51,647,357         8.32          9.682           576       77,782         92.48
95.01 - 100.00              2,423     217,318,671        34.99         10.071           576       89,690         99.36
100.01 - 105.00%            1,518     134,943,655        21.73          9.183           577       88,896        100.16
------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
========================================================================================================================



                          Weighted
                            Avg.       Pct. Owner
Original LTV            Current LTV     Occupied
--------------------------------------------------
40.00% & Below             24.66%         99.90%
40.01 - 50.00%             41.17          99.06
50.01 - 60.00%             50.80         100.00
60.01 - 70.00%             61.81         100.00
70.01 - 80.00%             72.14         100.00
80.01 - 85.00%             78.36          99.93
85.01 - 90.00%             85.70         100.00
90.01 - 95.00%             89.41         100.00
95.01 - 100.00             96.57          99.96
100.01 - 105.00%           96.63         100.00
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Combined Original LTV

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
Combined                  Number Of     Principal      Principal       Gross         Current     Principal     Original
Original LTV                Loans        Balance        Balance        Coupon         FICO        Balance        LTV
------------------------------------------------------------------------------------------------------------------------
40.00% & Below                114      $2,211,598         0.36%         9.869%          611      $19,400         30.76%
40.01 - 50.00%                 94       2,876,409         0.46          9.751           599       30,600         45.90
50.01 - 60.00%                138       5,077,929         0.82          9.577           598       36,797         55.89
60.01 - 70.00%                370      17,871,689         2.88          9.617           586       48,302         66.39
70.01 - 80.00%                705      41,176,123         6.63          9.399           580       58,406         76.50
80.01 - 85.00%                891      53,406,406         8.60          9.594           584       59,940         82.98
85.01 - 90.00%              1,235      92,595,373        14.91          9.970           570       74,976         88.44
90.01 - 95.00%                674      51,982,007         8.37          9.686           576       77,125         92.15
95.01 - 100.00              2,472     218,583,981        35.19         10.079           576       88,424         99.00
100.01 -110.00%             1,533     135,321,767        21.79          9.189           577       88,273        100.01
------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
========================================================================================================================


                          Weighted
  Combined                  Avg.        Pct. Owner
Original LTV            Current LTV      Occupied
--------------------------------------------------
40.00% & Below             26.82%         99.81%
40.01 - 50.00%             40.78          99.04
50.01 - 60.00%             50.66         100.00
60.01 - 70.00%             61.66         100.00
70.01 - 80.00%             72.09         100.00
80.01 - 85.00%             78.19          99.93
85.01 - 90.00%             85.54         100.00
90.01 - 95.00%             89.09         100.00
95.01 - 100.00             96.20          99.96
100.01 -110.00%            96.48         100.00
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================


                                              Distribution by Loan Purpose

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal     Original
Loan Purpose                Loans        Balance        Balance        Coupon         FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance          8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                          Weighted
                            Avg.        Pct. Owner
Loan Purpose            Current LTV      Occupied
--------------------------------------------------
Cash Out Refinance         89.06%         99.97%
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================


                                            Distribution by Occupancy Status

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal     Original
Occupancy Status            Loans        Balance        Balance        Coupon         FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied              8,222    $620,943,319        99.97%         9.729%          577      $75,522         92.43%
Non-Owner Occupied              4         159,963         0.03         10.569           592       39,991         83.74
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                          Weighted
                            Avg.
                          Current      Pct. Owner
Occupancy Status            LTV         Occupied
-------------------------------------------------
Owner Occupied             89.06%        100.00%
Non-Owner Occupied         81.74           0.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                              Distribution by Property Type

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal       Gross         Current     Principal     Original
Property Type               Loans        Balance        Balance        Coupon         FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
Single Family               8,223    $620,791,234        99.95%         9.729%          577      $75,494         92.43%
2-4 Family                      2         224,158         0.04          9.624           492      112,079         76.15
Manufactured Housing            1          87,891         0.01          9.990           522       87,891         85.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                         Weighted
                           Avg.
                         Current       Pct. Owner
Property Type              LTV          Occupied
-------------------------------------------------
Single Family              89.07%         99.97%
2-4 Family                 74.73         100.00
Manufactured Housing       83.71         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by State

                                                       Pct. Of                     Weighted                   Weighted
                                                       Pool By                       Avg.         Avg.          Avg.
                         Number Of     Principal      Principal                     Current     Principal     Original
State                      Loans        Balance        Balance      Gross Coupon     FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
Ohio                        1,821    $142,941,304        23.01%         9.643%          576      $78,496         92.57%
North Carolina                764      60,192,280         9.69          9.839           570       78,786         92.33
Indiana                       790      55,131,560         8.88          9.655           584       69,787         91.01
Illinois                      557      44,168,146         7.11          9.660           572       79,296         92.63
Missouri                      466      32,440,463         5.22          9.719           573       69,615         93.61
South Carolina                405      29,297,286         4.72          9.776           575       72,339         93.39
Wisconsin                     360      28,354,727         4.57          9.538           563       78,763         93.16
Michigan                      330      27,480,435         4.42          9.779           569       83,274         93.68
Georgia                       306      25,977,608         4.18          9.756           578       84,894         91.49
Kentucky                      351      24,475,689         3.94          9.897           584       69,731         93.06
Pennsylvania                  327      23,877,023         3.84          9.854           584       73,018         91.22
Others                      1,749     126,766,760        20.41          9.794           583       72,480         92.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                          Weighted
                            Avg.       Pct. Owner
State                   Current LTV     Occupied
-------------------------------------------------
Ohio                       89.53%         99.92%
North Carolina             88.62         100.00
Indiana                    88.06         100.00
Illinois                   89.38         100.00
Missouri                   90.42         100.00
South Carolina             89.24          99.87
Wisconsin                  89.65         100.00
Michigan                   91.08         100.00
Georgia                    87.95         100.00
Kentucky                   90.39         100.00
Pennsylvania               87.30         100.00
Others                     88.40         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                                Distribution by Zip Code

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
                          Number Of     Principal      Principal                     Current     Principal     Original
Zip Codes                   Loans        Balance        Balance      Gross Coupon     FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
60628                          24      $1,761,628         0.28%         9.546%          575      $73,401         89.63%
45406                          20       1,730,648         0.28          9.837           569       86,532         92.64
43607                          26       1,446,276         0.23         10.070           570       55,626         91.84
45424                          14       1,408,041         0.23          9.352           587      100,574         96.71
43211                          23       1,390,286         0.22         10.136           581       60,447         90.02
43207                          21       1,330,900         0.21          9.664           591       63,376         90.06
28215                          14       1,221,839         0.20         10.306           564       87,274         96.81
60643                          13       1,210,346         0.19          9.793           567       93,104         94.74
45231                          13       1,192,175         0.19          9.456           580       91,706         91.12
43302                          17       1,184,966         0.19          9.552           600       69,704         92.16
Others                      8,041     607,226,177        97.77          9.728           577       75,516         92.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                         Weighted
                            Avg.       Pct. Owner
Zip Codes               Current LTV     Occupied
-------------------------------------------------
60628                      86.21%        100.00%
45406                      90.33         100.00
43607                      87.36         100.00
45424                      94.80         100.00
43211                      87.00         100.00
43207                      87.34         100.00
28215                      94.33         100.00
60643                      92.33         100.00
45231                      87.35         100.00
43302                      88.33         100.00
Others                     89.05          99.97
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                      Distribution by Remaining Months to Maturity

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
Remaining Months          Number Of     Principal      Principal       Gross         Current     Principal     Original
  To Maturity               Loans        Balance        Balance        Coupon         FICO        Balance        LTV
-----------------------------------------------------------------------------------------------------------------------
0 - 60 Months                 587     $43,787,265         7.05%         9.144%          584      $74,595         91.72%
61 - 90 Months                259      16,080,075         2.59          9.239           583       62,085         91.95
91 - 120 Months               338      19,725,406         3.18          9.349           586       58,359         90.82
121 - 150 Months            5,132     410,411,553        66.08          9.846           576       79,971         93.11
151 - 180 Months              204      13,384,451         2.15          8.971           582       65,610         86.01
181 - 210 Months            1,632     111,259,028        17.91          9.808           579       68,173         91.22
211 - 240 Months                4         281,723         0.05          8.799           515       70,431         87.64
241 - 360 Months               70       6,173,781         0.99          8.895           532       88,197         93.61
-----------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
=======================================================================================================================


                          Weighted
                            Avg.
Remaining Months          Current      Pct. Owner
  To Maturity               LTV         Occupied
-------------------------------------------------
0 - 60 Months              88.26%         99.99%
61 - 90 Months             86.10         100.00
91 - 120 Months            84.89         100.00
121 - 150 Months           90.62          99.97
151 - 180 Months           77.68         100.00
181 - 210 Months           85.98          99.96
211 - 240 Months           86.77         100.00
241 - 360 Months           92.15         100.00
-------------------------------------------------
TOTAL                      89.06%         99.97%
=================================================


                                              Distribution by Amortization

                                                        Pct. Of                      Weighted
                                                        Pool By                         Avg.       Avg.         Weighted
Amortization              Number Of    Principal       Principal       Gross          Current   Principal          Avg.
    Type                    Loans       Balance         Balance        Coupon           FICO     Balance      Original LTV
---------------------------------------------------------------------------------------------------------------------------
Balloon                     5,262    $455,626,823        73.36%         9.727%          575      $86,588         94.01%
Fixed Rate                  2,964     165,476,459        26.64          9.736           581      $55,829         88.06%
---------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
===========================================================================================================================



                          Weighted
Amortization                Avg.        Pct. Owner
    Type                Current LTV      Occupied
--------------------------------------------------
Balloon                    92.24%         99.98%
Fixed Rate                 80.31%         99.96
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Section 32 Loans

                                                        Pct. Of                     Weighted                   Weighted
                                                        Pool By                       Avg.         Avg.          Avg.
Section 32                Number Of     Principal      Principal                     Current     Principal     Original
Loans                       Loans        Balance        Balance      Gross Coupon     FICO        Balance        LTV
------------------------------------------------------------------------------------------------------------------------
No                          7,962    $608,608,068        97.99%         9.731%          577      $76,439         92.54%
Yes                           264      12,495,214         2.01          9.658           585       47,330         86.74
------------------------------------------------------------------------------------------------------------------------
TOTAL                       8,226    $621,103,282       100.00%         9.729%          577      $75,505         92.42%
========================================================================================================================


                          Weighted
Section 32                   Avg.       Pct. Owner
Loans                    Current LTV     Occupied
--------------------------------------------------
No                         89.20%         99.97%
Yes                        82.31         100.00
--------------------------------------------------
TOTAL                      89.06%         99.97%
==================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1, M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates. The Interest Rate Cap will have an initial notional amount of approximately $599,397,604, a strike rate of 1-month LIBOR equal to 8.00% and a term of 59 months.

The Interest Rate Cap Notional Amount Amortization Schedule

                                                      Interest Rate Cap
        Distribution Period (months)                 Notional Amount ($)
    -----------------------------------         ----------------------------
                     1                                   599,397,604
                     2                                   584,742,097
                     3                                   570,439,804
                     4                                   556,482,281
                     5                                   542,861,284
                     6                                   529,568,765
                     7                                   516,596,869
                     8                                   503,937,925
                     9                                   491,584,449
                     10                                  479,529,131
                     11                                  467,764,837
                     12                                  456,284,604
                     13                                  445,081,633
                     14                                  434,149,286
                     15                                  423,481,086
                     16                                  413,070,708
                     17                                  402,911,977
                     18                                  392,998,870
                     19                                  383,325,500
                     20                                  373,886,128
                     21                                  364,675,144
                     22                                  355,687,078
                     23                                  346,916,588
                     24                                  338,358,459
                     25                                  330,007,599
                     26                                  321,859,041
                     27                                  313,907,933
                     28                                  306,149,540
                     29                                  298,579,240
                     30                                  291,192,522
                     31                                  283,984,980
                     32                                  276,952,315
                     33                                  270,090,331
                     34                                  263,394,931
                     35                                  256,862,115
                     36                                  250,487,981
                     37                                  244,268,717
                     38                                  238,200,604
                     39                                  232,280,012
                     40                                  226,503,395
                     41                                  220,867,296
                     42                                  215,368,334
                     43                                  210,003,216
                     44                                  204,768,724
                     45                                  199,661,716
                     46                                  194,679,126
                     47                                  189,817,961
                     48                                  185,075,301
                     49                                  180,448,294
                     50                                  175,934,157
                     51                                  171,530,172
                     52                                  167,233,688
                     53                                  163,042,116
                     54                                  158,952,929
                     55                                  154,963,662
                     56                                  151,071,906
                     57                                  147,275,312
                     58                                  143,571,586
                     59                                  139,958,489
                     60                                       0



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

Solely for the purpose of determining distributions of interest on the Class A-IO Certificates, the Class A-IO Certificates will have a notional amount for each distribution date shown below and a fixed coupon of 5.00%.

The Class A-IO Notional Amount Amortization Schedule

                                                      Class A-IO
        Distribution Period (months)              Notional Amount ($)
    -----------------------------------         -----------------------
                     1                               $220,093,000
                     2                                209,190,000
                     3                                198,827,000
                     4                                188,975,000
                     5                                179,610,000
                     6                                170,707,000
                     7                                162,244,000
                     8                                154,199,000
                     9                                146,552,000
                     10                               139,282,000
                     11                               132,372,000
                     12                               125,803,000
                     13                                89,669,000
                     14                                85,218,000
                     15                                80,987,000
                     16                                76,965,000
                     17                                73,142,000
                     18                                69,509,000
                     19                                44,035,000
                     20                                41,847,000
                     21                                39,768,000
                     22                                37,790,000
                     23                                35,910,000
                     24                                34,123,000
                     25                                         0